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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 19, 2001
                                                  ------------------------------

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        California                    0-23585                    33-0080929
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

4695 MacArthur Court, Eighth Floor, Newport Beach, California         92660
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (949) 975-1487
                                                     ---------------------------


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         (Former name or former address, if changed since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On November 19, 2001, Emergent Information Technologies, Inc. (the "Company") entered into a Stock Purchase and Sale Agreement with L-3 Communications Corporation ("L-3"), pursuant to which L-3 agreed to acquire the stock of Emergent Information Technologies - East (also known as Government Services Group), a wholly-owned subsidiary of the Company, for approximately $38 million. The Company expects the transaction to close in the fourth quarter of 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)     Exhibits.

        Exhibit No.         Description
        -----------         -----------

           10.1 Stock Purchase and Sale Agreement, dated November 19, 2001, by and among Emergent Information Technologies, Inc., Steven Myers Holding Inc. and L-3 Communications Corporation.

           99.1      Press Release dated November 19, 2001

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMERGENT INFORMATION TECHNOLOGIES, INC.
                                         ---------------------------------------
                                                      (Registrant)

Date  November 27, 2001                  /s/ CATHY L. WOOD
      -------------------------------    ---------------------------------------
                                                      (Signature)
                                         Cathy L. Wood
                                         Chief Financial Officer

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                                 EXHIBIT NUMBER


        Exhibit No.         Description
        -----------         -----------

           10.1 Stock Purchase and Sale Agreement, dated November 19, 2001, by and among Emergent Information Technologies, Inc., Steven Myers Holding Inc. and L-3 Communications Corporation.

           99.1      Press Release dated November 19, 2001